UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2004

RAMCO-GERSHENSON PROPERTIES TRUST

(Exact name of registrant as specified in its Chapter)

Maryland	1-10093	13-6908486

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

27600 Northwestern Highway, Suite 200, Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 350-9900

Not applicable

(Former name or former address, if changed since last report)

Items 1-4. Not applicable.
Item 5. Other Events.
Item 6. Not applicable.
Item 7.
Items 8 — 12. Not applicable.
SIGNATURES
INDEX TO EXHIBITS
Underwriting Agreement
Opinion of Ballard Spahr Andrews & Ingersoll, LLP
Computation of Ratio of Earnings

Items 1-4. Not applicable.

Item 5. Other Events.

          Ramco-Gershenson Properties Trust (the “Company”) entered into an Underwriting Agreement, among the Company, Ramco-Gershenson Properties, L.P., and Stifel, Nicolaus & Company, Incorporated and Lazard Frères & Co. LLC, acting severally on behalf of themselves and KeyBanc Capital Markets, a division of McDonald Investments Inc., and RBC Dain Rauscher Inc. (the “Underwriting Agreement”), which is attached hereto as Exhibit 1.1.

     In connection with the Company’s offering of 7.95% Series C Cumulative Convertible Preferred Shares of beneficial interest pursuant to the Underwriting Agreement, Ballard Spahr Andrews and Ingersoll, LLP rendered the Opinion attached hereto as Exhibit 5.1.

Item 6. Not applicable.

Item 7.

(a) — (b) Not applicable.

(c) Exhibits.

     Attached as Exhibits to this form are the documents listed below:

Exhibit	Document
1.1	Underwriting Agreement, among the Company, Ramco-Gershenson Properties, L.P., and Stifel, Nicolaus & Company, Incorporated and Lazard Frères & Co. LLC, acting severally on behalf of themselves and KeyBanc Capital Markets, a division of McDonald Investments Inc., and RBC Dain Rauscher Inc.

4.1	Articles Supplementary for Ramco-Gershenson Properties Trust, Classifying 1,755,000 Preferred Shares of Beneficial Interest as 7.95% Series C Cumulative Convertible Preferred Shares of Beneficial Interest, Liquidation Preference $28.50 Per Share, Par Value $0.01 Per Share, incorporated herein by reference to Exhibit 2.3 to the Company’s Registration Statement on Form 8-A dated June 1, 2004

4.2	Form of certificate evidencing 7.95% Series C Cumulative Convertible Preferred Shares of Beneficial Interest, Liquidation Preference $28.50 Per Share, Par Value $0.01 Per Share, incorporated herein by reference to Exhibit 2.5 to the Company’s Registration Statement on Form 8-A dated June 1, 2004

5.1	Opinion of Ballard Spahr Andrews and Ingersoll, LLP

12.1	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends

23.1	Consent of Ballard Spahr Andrews and Ingersoll, LLP (included in exhibit 5.1)

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Items 8 — 12. Not applicable.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: June 2, 2004	By: /s/ Dennis Gerhsenson

Name: Dennis Gershenson
Title: President/CEO

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INDEX TO EXHIBITS

Exhibit	Document
1.1	Underwriting Agreement, among the Company, Ramco-Gershenson Properties, L.P., Stifel, and Nicolaus & Company, Incorporated and Lazard Frères & Co. LLC, acting severally on behalf of themselves and KeyBanc Capital Markets, a division of McDonald Investments Inc., and RBC Dain Rauscher Inc.

4.1	Articles Supplementary for Ramco-Gershenson Properties Trust, Classifying 1,755,000 Preferred Shares of Beneficial Interest as 7.95% Series C Cumulative Convertible Preferred Shares of Beneficial Interest, Liquidation Preference $28.50 Per Share, Par Value $0.01 Per Share, incorporated herein by reference to Exhibit 2.3 to the Company’s Registration Statement on Form 8-A dated June 1, 2004

4.2	Form of certificate evidencing 7.95% Series C Cumulative Convertible Preferred Shares of Beneficial Interest, Liquidation Preference $28.50 Per Share, Par Value $0.01 Per Share, incorporated herein by reference to Exhibit 2.5 to the Company’s Registration Statement on Form 8-A dated June 1, 2004

5.1	Opinion of Ballard Spahr Andrews and Ingersoll, LLP

12.1	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends

23.1	Consent of Ballard Spahr Andrews and Ingersoll, LLP (included in exhibit 5.1)

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